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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2

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Section 7.3 Indenture                                                      Distribution Date:              11/15/2000
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(i)     Amount of the distribution allocable to principal of
        the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on
        the Notes per $1,000 of the initial principal balance of
        the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on
        the Notes
               Class A Note Interest Requirement                    5,040,000.00
               Class B Note Interest Requirement                      431,875.00
               Class C Note Interest Requirement                      586,609.75
                       Total                                        6,058,484.75

        Amount of the distribution allocable to the interest on
        the Notes per $1,000 of the initial principal balance
        of the Notes
               Class A Note Interest Requirement                         5.60000
               Class B Note Interest Requirement                         5.75833
               Class C Note Interest Requirement                         6.08333

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        900,000,000
               Class B Note Principal Balance                         75,000,000
               Class C Note Principal Balance                         96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,714,290.00

(v)     Required Owner Trust Spread Account Amount                 10,714,290.00


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       By:
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           Name:  Patricia M. Garvey
           Title: Vice President